Trade and other payables	6 Months Ended
Jun. 30, 2024
Trade and other payables
Trade and other payables

19.Trade and other payables

	June 30, 2024	December 31, 2023
Trade payables	14,139	21,709
Accrued salaries, bonuses, vacation pay and related taxes	6,232	3,599
Provision for indirect taxes	2,230	2,242
Accrued professional services	1,146	1,407
VAT payable	184	283
Indirect taxes payables	743	163
Other payables and advances received	975	900
Total	25,649	30,303

The Group recognized a liability in respect of Cubic Games Studio Ltd and Nexters Global Ltd of  292 and 2,681, respectively, as at June 30, 2024 (as at December 31, 2023: 284 and 2,121) in relation to indirect taxes (VAT and withholding/sale taxes), as it considered that there is a present obligation as a result of past events with the probable outflow of resources.

The exposure of the Group to liquidity risk in relation to financial instruments is reported in Note 28 to the interim condensed consolidated financial statements.